Events after the balance sheet date	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date
26. Events after the balance sheet date

Where events occurring after the balance sheet date provide evidence of conditions that existed at the end of the reporting period, the impact of these events is adjusted within the financial statements. Otherwise, events after the balance sheet date of a material size or nature are disclosed below.
Dividend
On 9 February 2023, Unilever announced a quarterly dividend with the 2022 fourth-quarter results of £0.3812 per PLC ordinary share. The total value of the announced dividend is €1,086 million.
Ordinary share capital issuance
On 27 January 2023, following a block listing of 5,000,000 ordinary shares of 3 1/9 pence each made in December 2022, an initial tranche of 50,000 new ordinary shares was issued by Unilever PLC to meet its obligations under employee share schemes.
Brand disposal
On 14 February 2023, Unilever has announced the sale of its Suave brand in North America to Yellow Wood Partners LLC. The Suave beauty and personal care brand includes hair care, skin care, skin cleansing and deodorant products. The transaction is expected to close in the second quarter of 2023, subject to regulatory approvals and closing conditions.
Debt issuance
On 23 February 2023, Unilever issued €500 million 3.25% fixed rate notes maturing in 2031 and €500 million 3.50% fixed rate notes maturing in 2035.